UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2013, State Street Corporation held its annual meeting of shareholders. 401,305,356 shares of State Street's common stock were represented in person or by proxy at the meeting, representing approximately 88% of the 455,748,012 shares of State Street's common stock outstanding as of the close of business on March 15, 2013, the record date for the meeting. The following matters were voted on at the meeting:

•	the election of eleven directors;

•	the approval of an advisory proposal on executive compensation; and

•	the ratification of the selection of Ernst & Young LLP as State Street's independent registered public accounting firm for the year ending December 31, 2013.
The shareholders voted to elect the eleven director nominees, to approve the advisory proposal on executive compensation, and to ratify the selection of the independent registered public accounting firm.
The number of votes cast “for” or “against” and the number of “abstentions” and “broker non-votes”, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Kennett F. Burnes	371,254,188	1,742,510	846,736	27,461,922

Peter Coym	371,257,939	1,755,685	829,810	27,461,922

Patrick de Saint-Aignan	371,372,621	1,589,328	881,485	27,461,922

Amelia C. Fawcett	370,484,398	2,531,676	827,360	27,461,922

Linda A. Hill	368,900,243	4,134,941	808,250	27,461,922

Joseph L. Hooley	362,567,531	8,805,622	2,470,281	27,461,922

Robert S. Kaplan	370,827,441	2,176,481	839,512	27,461,922

Richard P. Sergel	368,902,667	4,107,322	833,445	27,461,922

Ronald L. Skates	369,443,250	3,492,246	907,938	27,461,922

Gregory L. Summe	367,574,324	5,420,257	848,853	27,461,922

Thomas J. Wilson	370,596,565	2,413,305	833,564	27,461,922

Proposal 2 - Advisory Proposal on Executive Compensation

For	Against	Abstain	Broker Non-Votes
342,829,135	27,762,466	3,251,833	27,461,922
92.5%*	7.5%*

Proposal 3 - Ratification of the selection of Ernst & Young LLP as State Street's Independent Registered Public Accounting Firm for the Year Ending December 31, 2013

For	Against	Abstain	Broker Non-Votes
394,679,737	5,869,274	756,345	**
98.5%*	1.5%*

*
Represents the percentage of votes cast “for” and votes cast “against” the matter. “Abstentions” and “broker non- votes” were not counted as votes with respect to any of the items voted on at the annual meeting.

**	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ James J. Malerba
	Name:	James J. Malerba
	Title:	Executive Vice President, Corporate Controller and Chief Accounting Officer
Date: May 20, 2013